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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 29, 2006


                                   BELK, INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                  000-26207                   56-2058574
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(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


   2801 West Tyvola Road, Charlotte, North Carolina                  28217-45000
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code             (704) 357-1000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 29, 2006, the Board of Directors of Belk, Inc. ("Belk"), on the recommendation of the Compensation Committee, approved an incentive plan for the chief financial officer of Belk ("CFO"). The material terms of the performance goal under the CFO Incentive Plan (the "Plan") are subject to stockholder approval at the annual meeting of stockholders to be held in May 2006.

Under the Plan, if Belk achieves its performance goal for a given performance period, restricted shares of Belk Class B common stock will be awarded to the CFO under the Belk, Inc. 2000 Incentive Stock Plan. The five yearly performance periods covered under the Plan are Belk's five fiscal years beginning with fiscal year 2007 and ending with fiscal year 2011. The performance goal under the Plan is based on Belk's earnings before interest and taxes for each yearly performance period. The maximum number of shares with respect to which awards may be made under the Plan is 58,823. The award is payable 20% per year over the five year performance period. In addition, the participant may elect to receive approximately 30% of each annual award in cash rather than in shares of restricted stock.

The CFO must remain continuously employed by Belk through the end of fiscal year 2011 or the stock portion of the award is forfeited. There are certain exceptions to the forfeiture of the award due to death or disability.

The Plan operates in connection with the Belk, Inc. 2000 Incentive Stock Plan, which was approved by stockholders in May 2000 and filed with the SEC. The Company will file the form of CFO Incentive Plan Certificate when it is finalized.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BELK, INC.



Date:  April 4, 2006              By:  /s/ Ralph A. Pitts
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                                       Ralph A. Pitts, Executive Vice President,
                                       General Counsel and Secretary